UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

CHARGE ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.0001	CRGE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2022, Charge Enterprises, Inc. (sometimes referred to herein as “we,” “us,” “our” or similar terms) entered into and closed an Exchange Agreement (the “Exchange Agreement”) with funds affiliated with Arena Investors LP (the “Arena Investors”) pursuant to which we issued 1,177,023 shares of our newly-designated Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”). The Series D Preferred Stock was issued in exchange for the Arena Investors’ $3,000,000 principal amount convertible notes issued on May 8, 2020, $3,888,889 principal amount convertible notes issued on November 3, 2020, and $5,610,000 principal amount convertible notes issued on May 19, 2021.

The Series D Preferred Stock and the Common Stock issuable upon conversion of the Series D Preferred Stock (the “Securities”) issued pursuant to the Exchange Agreement are issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The Arena Investors represented that each is an accredited investor and that each is acquiring the Securities for investment purposes and not with a view to any distribution of the Securities in violation of the United States federal securities laws. Neither this Current Report on Form 8-K, nor any Exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Background

On May 8, 2020, we entered into a securities purchase agreement with certain of the Arena Investors pursuant to which we issued convertible notes in an aggregate principal amount of $3,000,000 (the “May 2020 Notes”), in addition to other securities. The May 2020 Notes, with a maturity date of May 8, 2023, were original issue discount notes and accrued interest at a rate of 8% per annum. The May 2020 Notes were convertible at any time, at the holder’s option into shares of our common stock, par value $0.0001 per share (“Common Stock”) at a conversion price of $0.25 per share. Immediately prior to the closing of the Exchange Agreement, the May 2020 Notes were convertible into 12,000,000 shares of our Common Stock.

On November 3, 2020, we entered into a securities purchase agreement with certain of the Arena Investors pursuant to which we issued convertible notes in an aggregate principal amount of $3,888,889 (the “November 2020 Notes”), in addition to other securities. The November 2020 Notes, with a maturity date of November 3, 2024, were original issue discount notes and accrued interest at a rate of 8% per annum. The November 2020 Notes were convertible at any time, at the holder’s option into shares of our Common Stock at a conversion price of $0.25 per share. Immediately prior to the closing of the Exchange Agreement, the November 2020 Notes were convertible into 15,555,556 shares of our Common Stock.

On May 19, 2021, we entered into a securities purchase agreement with certain of the Arena Investors pursuant to which we issued convertible notes in an aggregate principal amount of $5,610,000 (the “May 2021 Notes”), in addition to other securities. The May 2021 Notes, with a maturity date of May 19, 2024, were original issue discount notes and accrued interest at a rate of 8% per annum. The May 2021 Notes were convertible at any time, at the holder’s option into shares of our Common Stock at a conversion price of $3.00 per share. Immediately prior to the closing of the Exchange Agreement, the May 2021 Notes were convertible into 1,870,000 shares of our Common Stock.

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Reference to Transaction Documents

The following descriptions of the Exchange Agreement, the Certificate of Designation (as defined herein), the form of Registration Rights Agreement - Series D Preferred Stock (as defined herein), the form of Registration Rights Agreement - New Preferred Stock (as defined herein), and the Amendment, Consent and Waiver (as defined herein), and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Exchange Agreement, the Certificate of Designation, the Registration Rights Agreement - Series D Preferred Stock, the Registration Rights Agreement - New Preferred Stock, and the Amendment, Consent and Waiver (collectively, the “Transaction Documents”), copies of which are filed as Exhibits to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Transaction Documents, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Transaction Documents are incorporated herein by reference only to provide information regarding the terms of the Transaction Documents, and not to provide any other factual information regarding us or our business, and should be read in conjunction with the disclosures in our periodic reports and other filings with the Securities and Exchange Commission (“SEC”).

The Exchange Agreement

On June 30, 2022, we consummated the transactions contemplated by the Exchange Agreement to exchange the May 2020 Notes, the November 2020 Notes and the May 2021 Notes for 1,177,023 shares of our newly-designated Series D Preferred Stock. The representations, warranties and covenants in the Exchange Agreement are typical for transactions similar to those contemplated by the Exchange Agreement.

At the closing of the Exchange Agreement, none of the May 2020 Notes, the November 2020 Notes and the May 2021 Notes had been converted into our Common Stock. In addition, at the closing of the Exchange Agreement, all accrued and unpaid interest was paid to the holders of the May 2020 Notes, November 2020 Notes and May 2021 Notes.

The transactions contemplated by the Exchange Agreement were structured such that the total number of shares of Common Stock that may be issued upon conversion of the Series D Preferred Stock is the same as the total number of shares of Common Stock that may be issued upon conversion of the May 2020 Notes, the November 2020 Notes and the May 2021 Notes. The aggregate number of shares of our Common Stock issuable upon conversion of the May 2020 Notes, the November 2020 Notes and the May 2021 Notes immediately prior to the transactions contemplated by the Exchange Agreement was 29,425,556 shares. The aggregate number of shares of our Common Stock issuable upon conversion of the Series D Preferred Stock immediately after the transactions contemplated by the Exchange Agreement is 29,425,556 shares.

Certificate of Designation

A Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”), designating 1,177,023 shares of our Series D Preferred Stock setting forth the terms of the Series D Preferred Stock created thereby, were filed with the Secretary of State of the State of Delaware on June 30, 2022. There has been no increase in the authorized shares of our capital stock effected by the Certificate of Designation.

The following is a summary of the material terms of the Certificate of Designation and the Series D Preferred Stock:

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Liquidation Preference

In the event of any liquidation, dissolution or winding up of our affairs, holders of the Series D Preferred Stock will be entitled to receive a liquidation distribution (the “Liquidation Preference”), per share equal to $10.6191 per share (the “Stated Value”), plus all accrued but unpaid dividends. The Liquidation Preference is senior in liquidation rights to the holders of our Common Stock.

Dividends

Holders of our Series D Preferred Stock will receive a quarterly dividend at a fixed annual rate of 2.25% of the Liquidation Preference, or $0.23893 per share of Series D Preferred Stock per year, payable, at our option, in cash or in shares of our Common Stock valued at the conversion price (as described herein).

Voting

Except as otherwise provided in our Certificate of Incorporation, the Certificate of Designation or as otherwise required by law, holders of the Series D Preferred Stock shall have no voting rights, however, we shall not, without the affirmative vote of the holders of 66 2/3% of the then outstanding shares of Series D Preferred Stock:

•	alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend the Certificate of Designation,
•	amend our Certificate of Incorporation or other charter documents in any manner that materially adversely affects any rights of any holder of Series D Preferred Stock,
•	increase the number of authorized shares of Series D Preferred Stock, or
•	enter into any agreement with respect to any of the foregoing.

Conversion

Each share of Series D Preferred Stock is convertible, at any time, at the option of the holder, into such number of shares of our Common Stock equal to the Stated Value divided by the conversion price of $0.4248 per share, subject to adjustment as provided in the Certificate of Designation. The Certificate of Designation includes remedies for our failure to timely deliver shares of Common Stock upon conversion by a holder typical for preferred stock issued in transactions similar to that contemplated by the Exchange Agreement.

Each holder is prohibited from converting the Series D Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of our Common Stock then issued and outstanding, (the “Beneficial Ownership Limitation”). Any holder may reset the Beneficial Ownership Limitation to a higher or lower number, but never in excess of 19.99%, upon providing written notice to us. Such notice will be effective 61 days after delivery to us.

Registration Rights Agreement - Series D Preferred Stock

On June 30, 2022, we entered into the Registration Rights Agreement with the Arena Investors in connection with the issuance of the Series D Preferred Stock (the “Registration Rights Agreement - Series D Preferred Stock”) requiring us to file no later than September 28, 2022, and cause to be declared effective by the SEC as promptly as possible thereafter, but not less than six months later, a resale Securities Act registration statement for the offer and resale of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock (the “Conversion Shares”). If we fail to have it filed by such date, or if we fail to maintain the effectiveness of the registration statement until all of such Conversion Shares have been sold or are otherwise able to be sold pursuant to Rule 144 under the Securities Act, without any volume or manner of sale restrictions, then we will be obligated to pay liquidated damages to the holders of such securities of $75,000, in addition to any other rights such holders may have, upon the occurrence of any such event and on each monthly anniversary thereafter until the event is cured. The Registration Rights Agreement - Series D Preferred Stock also contains mutual indemnifications by us and the holders of registrable securities thereunder, which we believe are customary for transactions of this type.

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Amendment, Consent and Waiver

We also entered into that certain Amendment, Consent and Waiver dated June 30, 2022 (the “Amendment, Consent and Waiver”) with the Arena Investors, which provides for the following:

Amend Arena Warrants

In connection with (i) the issuance of the May 2020 Notes, (ii) the issuance of the May 2021 Notes and (iii) the issuance of certain senior secured non-convertible notes in the aggregate principal amount of $14,814,814.67, we issued certain Arena Investors (A) warrants to purchase an aggregate of 7,600,000 shares of Common Stock with an exercise price of $0.50 per share (the “May 2020 Warrants”), (B) warrants to purchase an aggregate of 1,870,000 shares of Common Stock with an exercise price of $4.00 per share (the “May 2021 Warrants”), and (C) warrants to purchase an aggregate of 2,370,370 shares of Common Stock with an exercise price of $4.00 per share (the “December 2021 Warrants” and together with the May 2020 Warrants and the May 2021 Warrants, the “Arena Warrants”), respectively.

We agreed to allow each holder of any of the Arena Warrants the option to require us to issue to such holder, upon exercise, in lieu of issuing Common Stock, such number of shares of a to-be-issued class of our preferred stock, which shall be convertible into the same number of shares of Common Stock as would have been issued upon exercise of such Arena Warrants. The preferred stock will be of like tenor as our Series D Preferred Stock, except such newly issued preferred stock shall not pay any dividends (the “New Preferred Stock”).

Amend May 2020 Warrants

We granted the holders of the May 2020 Warrants the right to net cashless exercise as described in the Amendment, Consent and Waiver. As a result, with respect to any holder who utilizes such net cashless exercise, we will receive no cash proceeds upon such net cashless exercise.

Waiver

The Arena Investors consented, among other matters in the Amendment, Consent and Waiver, to the following:

•	the waiver under any restrictive covenant included in the May 2020 Notes, the November 2020 Notes or May 2021 Notes and the consent under certain registration rights agreements to include the securities issued in our April 2022 private placement in the resale Securities Act registration statement for the offer and resale of the shares of Common Stock; and
•	the waiver of certain restrictions, covenants and obligations of ours in any agreement between us and the Arena Investors of any consent to enter into the Exchange Agreement and the transactions contemplated thereby.

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Registration Rights Agreement - New Preferred Stock

On June 30, 2022, we entered into a Registration Rights Agreement with the Arena Investors in connection with the potential issuance of New Preferred Stock (the “Registration Rights Agreement - New Preferred Stock”). The Registration Rights Agreement - New Preferred Stock granted the holders of New Preferred Stock up to two demand registration rights requiring us to file no later than 90 days after demand a resale Securities Act registration statement for the offer and resale of the shares of Common Stock issuable upon conversion of the New Preferred Stock (the “New Preferred Stock Conversion Shares”). If we fail to have it filed by such date, or if we fail to maintain the effectiveness of the registration statement until all of such New Preferred Stock Conversion Shares have been sold or are otherwise able to be sold pursuant to Rule 144 under the Securities Act, without any volume or manner of sale restrictions, then we will be obligated to pay liquidated damages to the holders of such securities of $75,000, in addition to any other rights such holders may have, upon the occurrence of any such event and on each monthly anniversary thereafter until the event is cured. The Registration Rights Agreement - New Preferred Stock also contains mutual indemnifications by us and the holders of registrable securities thereunder, which we believe are customary for transactions of this type.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 1.02.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 5.03.

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Notice Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or our future performance. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement.

Although we believe that the expectations expressed in such forward looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include our business plans and strategies, our future business development, market acceptance of electric vehicles, our ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in our filings with the SEC. Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC which are available on the SEC’s website at www.sec.gov. We disclaim any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock filed on June 30, 2022.

10.1*	Exchange Agreement dated June 30, 2022 by and between Charge Enterprises, Inc. and the investors signatory thereto.

10.2	Form of Registration Rights Agreement (Series D Preferred Stock) dated June 30, 2022 by and between Charge Enterprises, Inc. and the investors signatory thereto.

10.3	Form of Registration Rights Agreement (New Preferred Stock) dated June 30, 2022 by and between Charge Enterprises, Inc. and the investors signatory thereto.

10.4	Amendment, Consent and Waiver dated June 30, 2022 by and between Charge Enterprises, Inc. and the investors signatory thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules omitted pursuant to item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller
Chief Financial Officer
Dated: July 7, 2022

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